Exhibit 10.2

CONFIDENTIAL LIMITED OFFERING MEMORANDUM
Confidential Number:______________

Sport Endurance, Inc.

$15,000
3,000,000 shares of Preferred (“Shares”)
$.0025 per share
Minimum Offering Amount: 1,000,000 Shares
 ($5,000) Minimum Subscription (1)

Sport Endurance, Inc. (the “Company” or “SEI”), a Nevada Corporation, is offering 3,000,000 shares of Common Stock for $.0025 per share.
The offering price per share has been arbitrarily determined by the Company - See Risk Factors:  Offering Price.

THESE ARE SPECULATIVE SECURITIES WHICH INVOLVE A HIGH DEGREE OF RISK.  ONLY THOSE INVESTORS WHO CAN BEAR THE LOSS OF THEIR ENTIRE INVESTMENT SHOULD INVEST IN THESE SHARES.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), THE SECURITIES LAWS OF THE STATE OF NEVADA, OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE OR JURISDICTION IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED BY THE ACT AND REGULATION D RULE 506 PROMULGATED THEREUNDER, AND THE COMPARABLE EXEMPTIONS FROM REGISTRATION PROVIDED BY OTHER APPLICABLE SECURITIES LAWS.

	Sale Price	Number of shares	Selling Commissions (1)	Proceeds To Company (2)
Per Share	$.0025	1	$.00	$.0
Minimum	$5,000	2,000,000	$500	$4,500
Maximum	$7,500	3,000,000	$750	$6,750

(Footnotes On Page 2)
Sport Endurance, Inc.
2620 South Maryland Parkway #819
Las Vegas, Nevada 89109
Tel.: (877) 255-9218
The Date of this Memorandum is August 15, 2009

(1)  The Company reserves the right to waive the 2,000,000 preferred Share minimum subscription for any investor.  The Offering is not underwritten.  The Shares are offered on a “best efforts” basis by the Company through its officers and directors. The Company has set a minimum offering amount of 2,000,000 Shares with minimum gross proceeds of $5,000 for this Offering.  Upon the sale of 2,000,000 Shares, all proceeds will be delivered directly to the Company’s corporate account and be available for use by the Company at its discretion (Florida, Georgia, and Pennsylvania Residents see NASAA Legend). Shares may also be sold by NASD member brokers or dealers who enter into a Participating Dealer Agreement with the Company, who will receive commissions of up to 10% of the price of the Shares, sold.  The Company reserves the right to pay expenses related to this Offering from the proceeds of the Offering.  See “Plan of Placement and Use of Proceeds.”

(2)  The Offering will terminate on the earliest of:  (a) the date the Company, in its discretion, elects to terminate, or (b) the date upon which all Shares have been sold, or (c) December 10, 2009, or such date as may be extended from time to time by the Company, but not later than 180 days thereafter (the “Offering Period”.)

THIS OFFERING IS NOT UNDERWRITTEN.  THE OFFERING PRICE HAS BEEN ARBITRARILY SET BY THE MANAGEMENT OF THE COMPANY.  THERE CAN BE NO ASSURANCE THAT ANY OF THE SECURITIES WILL BE SOLD.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY, NOR HAS ANY SUCH REGULATORY BODY REVIEWED THIS OFFERING MEMORANDUM FOR ACCURACY OR COMPLETENESS.  BECAUSE THESE SECURITIES HAVE NOT BEEN SO REGISTERED, THERE MAY BE RESTRICTIONS ON THEIR TRANSFERABILITY OR RESALE BY AN INVESTOR.  EACH PROSPECTIVE INVESTOR SHOULD PROCEED ON THE ASSUMPTION THAT HE MUST BEAR THE ECONOMIC RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD, SINCE THE SECURITIES MAY NOT BE SOLD UNLESS, AMONG OTHER THINGS, THEY ARE SUBSEQUENTLY REGISTERED UNDER THE APPLICABLE SECURITIES ACTS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THERE IS NO TRADING MARKET FOR THE COMPANY’S SECURITIES AND THERE CAN BE NO ASSURANCE THAT ANY MARKET WILL DEVELOP IN THE FUTURE OR THAT THE SECURITIES WILL BE ACCEPTED FOR INCLUSION ON NASDAQ OR ANY OTHER TRADING EXCHANGE AT ANY TIME IN THE FUTURE.  THE COMPANY IS NOT OBLIGATED TO REGISTER FOR SALE UNDER EITHER FEDERAL OR STATE SECURITIES LAWS THE SECURITIES PURCHASED PURSUANT HERETO, AND THE ISSUANCE OF THE SECURITIES IS BEING UNDERTAKEN PURSUANT TO RULE 506 OF REGULATION D UNDER THE SECURITIES ACT.  ACCORDINGLY, THE SALE, TRANSFER, OR OTHER DISPOSITION OF ANY OF THE SHARES WHICH ARE PURCHASED PURSUANT HERETO MAY BE RESTRICTED BY APPLICABLE FEDERAL OR STATE SECURITIES LAWS (DEPENDING ON THE RESIDENCY OF THE INVESTOR) AND BY THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT REFERRED TO HEREIN.  THE OFFERING PRICE OF THE SECURITIES HAS BEEN ARBITRARILY ESTABLISHED BY THE COMPANY AND DOES NOT NECESSARILY BEAR ANY SPECIFIC RELATION TO THE ASSETS, BOOK VALUE OR POTENTIAL EARNINGS OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

No person is authorized to give any information or make any representation not contained in the Memorandum and any information or representation not contained herein must not be relied upon.  Nothing in this Memorandum should be construed as legal or tax advice.

All of the information provided herein has been provided by the Management of the Company.  The Company makes no express or implied representation or warranty as to the completeness of this information or, in the case of projections, estimates, future plans, or forward looking assumptions or statements, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation.  It must be recognized that estimates of the Company’s performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results.

No general solicitation or advertising in whatever form will or may be employed in the offering of the securities, except for this Memorandum (including any amendments and supplements hereto), the exhibits hereto and documents summarized herein, or as provided for under Regulation D of the Securities Act of 1933.  Other than the Company’s management, no one has been authorized to give any information or to make any representation with respect to the Company or the Securities that is not contained in this Memorandum.  Prospective investors should not rely on any information not contained in this Memorandum.

This Memorandum does not constitute an offer to sell or a solicitation of an offer to buy to anyone in any jurisdiction in which such offer or solicitation would be unlawful or is not authorized or in which the person making such offer or solicitation is not qualified to do so.

This Memorandum does not constitute an offer if the prospective investor is not qualified under applicable securities laws.

This offering is made subject to withdrawal, cancellation, or modification by the Company without notice and solely at the Company’s discretion.  The Company reserves the right to reject any subscription or to allot to any prospective investor less than the number of shares subscribed for by such prospective investor.

This Memorandum has been prepared solely for the information of the person to whom it has been delivered by or on behalf of the Company.  Distribution of this Memorandum to any person other than the prospective investor to whom this Memorandum is delivered by the Company and those persons retained to advise them with respect thereto is unauthorized.  Any reproduction of this Memorandum, in whole or in part, or the divulgence of any of the contents without the prior written consent of the Company is strictly prohibited.  Each prospective investor, by accepting delivery of this Memorandum, agrees to return it and all other documents received by them to the Company if the prospective investor’s subscription is not accepted or if the Offering is terminated.

By acceptance of this Memorandum, prospective investors recognize and accept the need to conduct their own thorough investigation and due diligence before considering a purchase of the Shares.  The contents of this Memorandum should not be considered to be investment, tax, or legal advice and each prospective investor should consult with their own counsel and advisors as to all matters concerning an investment in this Offering.

NASAA LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES MAY BE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER FEDERAL AND STATE SECURITIES LAWS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR FLORIDA RESIDENTS ONLY:

EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND ON ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER.  WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON.  TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL TERM SHEET INDICATING HIS, HER, OR ITS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY.  IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED.  IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR NEW JERSEY RESIDENTS ONLY

THIS OFFERING IS MADE IN RELIANCE UPON NEW JERSEY STATE SECURITIES STATUTES.  THE NAMES, ADDRESSES, AND NUMBER OF SHARES AND AMOUNT PAID WILL BE FILED WITH THE STATE OF NEW JERSEY WITHIN 30 DAYS OF THE CLOSE OF THIS OFFERING.  THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY FILING OF THIS OFFERING DOCUMENT WITH THE BUREAU OF SECURITIES DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR PENNSYLVANIA RESIDENTS ONLY

PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, “EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 209(D), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY OTHER PERSON WITHIN 2 BUSINESS DAYS AFTER THE ISSUER RECEIVES A SIGNED SUBSCRIPTION AGREEMENT.”  TO ACCOMPLISH THIS WITHDRAWAL, THE COMPANY RECOMMENDS THAT A SUBSCRIBER SEND A LETTER OR TELEGRAM INDICATING HIS OR HER INTENTION TO WITHDRAW TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH IN THIS MEMORANDUM.  SUCH A LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY.  IF A SUBSCRIBER ELECTS TO SEND SUCH A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED OR REGISTERED MAIL AND RETURN RECEIPT REQUESTED, TO INSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED.

SHOULD A SUBSCRIBER MAKE THIS REQUEST ORALLY, THE COMPANY RECOMMENDS THAT HE/SHE REQUEST A WRITTEN CONFIRMATION FROM THE COMPANY THAT THE REQUEST HAS BEEN RECEIVED WITHIN THE PRESCRIBED TIME.

FOR CONNECTICUT RESIDENTS ONLY

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR NEW YORK RESIDENTS ONLY

THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE.  THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR OKLAHOMA RESIDENTS ONLY

THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE OKLAHOMA SECURITIES ACT.  A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE OKLAHOMA SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION.  NEITHER THE SECRETARY OF STATE NOR THE SECURITIES AND EXCHANGE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NOR HAS APPROVED OR DISAPPROVED OF THIS OFFERING.  THE SECRETARY OF STATE DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

THERE IS NO ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE.  THE SUBSCRIPTION PRICE OF THE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND MAY NOT BE AN ACCURATE INDICATION OF THE ACTUAL VALUE OF THE SECURITIES.

THE PURCHASER OF THESE SECURITIES MUST MEET CERTAIN SUITABILITY STANDARDS AND MUST BE ABLE TO BEAR AN ENTIRE LOSS OF HIS OR HER INVESTMENT.  THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE YEAR EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THE OKLAHOMA SECURITIES ACT OR IN A TRANSACTION THAT IS IN COMPLIANCE WITH THE OKLAHOMA SECURITIES ACT.

FOR CALIFORNIA RESIDENTS ONLY

THE PURCHASER MUST REPRESENT THAT HE IS PURCHASING FOR HIS OWN ACCOUNT (OR A TRUST ACCOUNT IF HE IS A TRUSTEE) AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE OFFER AND SALE OF THE SECURITY; AND NO ADVERTISING IS USED IN CONNECTION WITH THE OFFER AND SALE OF THE SECURITY.  A NOTICE, CONSENT TO SERVICE OF PROCESS, AND A FILING FEE MUST BE FILED WITH THE COMMISSIONER NO LATER THAN 15 CALENDAR DAYS AFTER THE FIRST SALE OF A SECURITY IN THIS STATE.  IF IN CONNECTION WITH THE TRANSACTION THE ISSUER IS FILING A NOTICE WITH THE SEC PURSUANT TO SECTION 4(6) OR REGULATION D, THE NOTICE TO CALIFORNIA MAY BE A COPY OF THE FORM FIRST FILED PURSUANT TO SECTION 4(6) OR REGULATION D.  OTHERWISE, THE NOTICE SHALL BE IN THE FORM SPECIFIED IN RULE 260.102.14 OF THE CALIFORNIA CODE.  NO NOTICE IS REQUIRED IF NONE OF THE SECURITIES ARE PURCHASED.

FOR NEVADA RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEVADA UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING.  THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

During the course of the Offering and prior to any sale, each offeree of the Shares and his or her professional advisor(s), if any, are invited to ask questions concerning the terms and conditions of the Offering and to obtain any additional information necessary to verify the accuracy of the information set forth herein.  Such information will be provided to the extent the Company possess such information or can acquire it without unreasonable effort or expense.

EACH PROSPECTIVE INVESTOR WILL BE GIVEN AN OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, MANAGEMENT OF THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORTS OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM.  IF YOU HAVE ANY QUESTIONS WHATSOEVER REGARDING THIS OFFERING, OR DESIRE ANY ADDITIONAL INFORMATION OR DOCUMENTS TO VERIFY OR SUPPLEMENT THE INFORMATION CONTAINED IN THIS MEMORANDUM, PLEASE WRITE OR CALL:

Sport Endurance, Inc.
2620 South Maryland Parkway #819
Las Vegas, Nevada 89109
Tel.: (877) 255-9218

Sport Endurance, Inc.

TABLE OF CONTENTS

PART A
Summary Of The Offering	9
Requirements for Purchasers	11
Forward Looking Information	13
Risk Factors	14
Use of Proceeds	20
Management	21
Management Compensation	21
Principal Shareholders	23
Litigation	23
Description of Shares	23
Transfer Agent and Registrar	24
Plan of Placement	24
Additional Information	25

PART B
Business Plan	26

PART C
Subscription Documents	34

Summary of the Offering

The following material is intended to summarize information contained elsewhere in this Limited Offering Memorandum (the “Memorandum”).  This summary is qualified in its entirety by express reference to this Memorandum and the materials referred to and contained herein.  Each prospective subscriber should carefully review the entire Memorandum and all materials referred to herein and conduct his or her own due diligence before subscribing for Shares.

The Company

The Company’s legal structure was formed as a corporation under the laws of the State of Nevada on January 1, 2001 under the name Cayenne Construction, Inc.  The company was revived on July 28, 2009. The company changed its name to Sport Endurance, Inc. on August 6, 2009. Its principal offices will be located at 2620 South Maryland Parkway #819 Las Vegas, Nevada 89109 Tel.: (877) 255-9218.

Operations

Sport Endurance, Inc. will provide high quality and great tasting energy drinks and energy shots. Sport Endurance, Inc. develops, manufactures markets and distributes quality beverage, snacks and dietary supplements products throughout the United States.  The company has set out to develop an energy drink with a positive, non-offensive name, award-winning taste and unbeatable price.

The company offers its Shocking Great Taste energy drinks in 6 flavors. Mango Cream, Raspberry Cream, Fruit Punch, Tropical, Doo Drop and Cran-Grape. The company offers regular and sugar free versions of its best selling Mango Cream flavor.  In September of 2009, Sport Endurance will launched its sugar free energy shots. Offered in 4 flavors, Mango, Tropical, Fruit Punch and Raspberry.

SEE “PART B - BUSINESS PLAN.”

Business Plan

Sport Endurance, Inc. Business Plan, included in this Memorandum, was prepared by the Company using assumptions set forth in the Business Plan, including several forward looking statements.  Each prospective investor should carefully review the Business Plan before purchasing Shares.  Management makes no representations as to the accuracy or achievability of the underlying assumptions and projected results contained herein.

The Offering

The Company is offering up to 3,000,000 Preferred Shares at a price of $.0025 per Share, $0.001 par value.  Presently there are no preferred shares outstanding.  The preferred shares convert as follows; one share of preferred stock converts to three shares of common.

Upon completion of the Offering between 2,000,000 and 3,000,000 preferred shares will be outstanding.  The company presently has 100,000,000 common shares authorized with 29,200,000 out standing. Each purchaser must execute a Subscription Agreement making certain representations and warranties to the Company, including such purchaser’s qualifications as an Accredited Investor as defined by the Securities and Exchange Commission in Rule 501(a) of Regulation D promulgated, or one of 35 Non-Accredited Investors that may be allowed to purchase Shares in this offering.  SEE “REQUIREMENTS FOR PURCHASERS.”

Risk Factors

See “RISK FACTORS” in this Memorandum for certain factors that could adversely affect an investment in the Shares.  Those factors include but are not limited to the fact that distributor sales may be slow or the retail sales marketing program takes longer to get started.

Use of Proceeds

Proceeds from the sale of Shares will be used for legal and accounting. SEE “USE OF PROCEEDS.”

Minimum Offering Proceeds - Escrow of Subscription Proceeds

The Company has set a minimum offering proceeds figure of $5,000 (the “minimum offering proceeds”) for this Offering.  The Company has not established an Investment Holding Account and the proceeds of the sale of all shares will be placed in the working capital account of the company.  At least 2,000,000 Shares must be sold for $5,000 before such proceeds will be released from the escrow account and utilized by the Company.  After the minimum number of Shares are sold, all subsequent proceeds from the sale of Shares will be delivered directly to the Company.  SEE “PLAN OF PLACEMENT

Stockholders

Upon the sale of the minimum/ maximum number of preferred Shares from this Offering, the number of issued and outstanding preferred shares of the Company’s stock will be held as follows:

	Minimum	Maximum
Present Shareholders	0%	0%
New Shareholders	100%	100%

Registrar

The Company presently acts as the transfer agent with respect to its Shares of Common and Preferred Stock. Sport Endurance, Inc.  is located at 2620 South Maryland Parkway #819 Las Vegas, Nevada 89109 Tel.: (877) 255-9218.

Subscription Period

The Offering will terminate on the earliest of:  (a) the date the Company, in its discretion, elects to terminate, or (b) the date upon which all Shares have been sold, or (c) November 10, 2009 or such date as may be extended from time to time by the Company, but not later than 180 days thereafter (the “Offering Period”.)

Requirements for Purchasers

Prospective purchasers of the Shares offered by this Memorandum should give careful consideration to certain risk factors described under “RISK AND OTHER IMPORTANT FACTORS,” and especially to the speculative nature of this investment and the limitations described under that caption with respect to the lack of a readily available market for the Shares and the resulting long term nature of any investment in the Company.  This Offering is available only to suitable Accredited Investors or one of 35 Non-Accredited Investors that may be allowed to purchase Shares, having adequate means to assume such risks and of otherwise providing for their current needs and contingencies should consider purchasing Shares.

General Suitability Standards

The Shares will not be sold to any person unless such prospective purchaser or his or her duly authorized representative shall have represented in writing to the Company in a Subscription Agreement that:

(a)  The prospective purchaser has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in the investment of the Shares;

(b)  The prospective purchaser’s overall commitment to investments which are not readily marketable is not disproportionate to his, her, or its net worth and the investment in the Shares will not cause such overall commitment to become excessive; and

(c)  The prospective purchaser is an “Accredited Investor” (as defined below) suitable for purchase in the Shares.

Each person acquiring Shares will be required to represent that he, she, or it is purchasing the Shares for his, her, or its own account for investment purposes and not with a view to resale or distribution.  See “SUBSCRIPTION FOR SHARES.”

Accredited Investors

The Company will conduct the Offering in such a manner that Shares may be sold only to “Accredited Investors” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”), or to a maximum of 35 Non-Accredited Investors that may be allowed to purchase Shares in this offering.  In summary, a prospective investor will qualify as an “Accredited Investor” if he, she, or it meets any one of the following criteria:

(a)  Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

(b) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

(c) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934 (the “Exchange Act”); any insurance company as defined in Section 2(13) of the Exchange Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons who are Accredited Investors;

(d)  Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

(e) Any organization described in Section 501(c)(3)(d) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(f) Any director or executive officer, or general partner of the issuer of the securities being sold, or any director, executive officer, or general partner of a general partner of that issuer;

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D adopted under the Act; and

(h) Any entity in which all the equity owners are Accredited Investors.

Other Requirements

No subscription for the Shares will be accepted from any investor unless he is acquiring the Shares for his own account (or accounts as to which he has sole investment discretion), for investment and without any view to sale, distribution or disposition thereof.  Each prospective purchaser of Shares may be required to furnish such information as the Company may require to determine whether any person or entity purchasing Shares is an Accredited Investor, or select Non-Accredited Investor who may purchase Shares.

Forward Looking Information

Some of the statements contained in this Memorandum, including information incorporated by reference, discuss future expectations, or state other forward looking information.  Those statements are subject to known and unknown risks, uncertainties and other factors, several of which are beyond the Company’s control, that could cause the actual results to differ materially from those contemplated by the statements.  The forward looking information is based on various factors and was derived using numerous assumptions.  In light of the risks, assumptions, and uncertainties involved, there can be no assurance that the forward looking information contained in this Memorandum will in fact transpire or prove to be accurate.

Important factors that may cause the actual results to differ from those expressed within include, for example,

•	Some of our products are not excepted in the market;
•	the Company’s ability to attract and retain quality employees;
•	the effect of changing economic conditions;

and other risks which are described under “RISK FACTORS” and which may be described in future communications to shareholders.  The Company makes no representation and undertakes no obligation to update the forward looking information to reflect actual results or changes in assumptions or other factors that could affect those statements.

Risk Factors

Investing in the Company’s Shares is very risky.  You should be able to bear a complete loss of your investment.  You should carefully consider the following factors, among others.

Development Stage Business

The Company was revived in July of 2009. The Company changed its name to Sport Endurance, Inc. on August 6, 2009 and is organized as a C corporation under the laws of the State of Nevada.  The company intends to enter into the energy drink business.  Accordingly, the Company has only a limited history upon which an evaluation of its prospects and future performance can be made.  The Company’s proposed operations are subject to all business risks associated with new enterprises.  The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the expansion of a business, operation in a competitive industry, and the continued development of advertising, promotions and a corresponding customer base.  There is a possibility that the Company could sustain losses in the future.  There can be no assurances that Sport Endurance, Inc. will even operate profitably.

Inadequacy of Funds

Gross offering proceeds of a minimum of $10,000 and a maximum of $5,000,000 may be realized.  Management believes that such proceeds will capitalize and sustain Sport Endurance, Inc. sufficiently to allow for the continued development and improvement of the companies marketing plan.  If only a fraction of this Offering is sold, or if certain assumptions contained in Management’s business plans prove to be incorrect, the Company may have inadequate funds to fully develop its business and may need debt financing or other capital investment to fully implement the Company’s business plans.

Dependence on Management

In the early stages of development the Company’s business will be significantly dependent on the Company’s management team.  The Company’s success will be particularly dependent upon Robert L. Timothy, the company’s sole Director, President, and Chief Executive Officer.  Mr. Timothy is the developer of Sport Endurance, Inc. operations, business plans, and manager of the business.  The loss of this individual could have a material adverse effect on the Company.  See “MANAGEMENT.”

Risks Associated with Expansion

The Company plans on expanding its business through new distributors.  Any expansion of operations the Company may undertake will entail risks, such actions may involve specific operational activities which may negatively impact the profitability of the Company.  Consequently, shareholders must assume the risk that (i) such expansion may ultimately involve expenditures of funds beyond the resources available to the Company at that time, and (ii) management of such expanded operations may divert Management’s attention and resources away from its existing operations, all of which factors may have a material adverse effect on the Company’s present and prospective business activities.

Customer Base and Market Acceptance

While the Company believes it can develop its business, and develop new investment opportunities through the marketing and promotion of the company, the inability of the Company to further develop such opportunities could have a material adverse effect on the Company.  Although the Company believes that it offers advantages over competitive companies, no assurance can be given that Sport Endurance, Inc. will attain a degree of market acceptance on a sustained basis or that it will generate revenues sufficient for sustained profitable operations.

Competition

There are many barriers to entry level energy drink companies both in marketing and sales. The top companies in the country are Red Bull-36.9%, Monsteer17.4%, Rockstar- 9.6%, Full Throttle-5.2%, Amp-3.6%, Java Monster-3.3%, Sobe No Fear-2.3% and NOS-2.0%.  Source: Information Resources Inc. Chicago. Total U.S. Food, drug, mass merchandise (excluding Walmart), and convenience stores of the 52 weeks ending June 15th, 2008.

There is the possibility that new competitors could seize upon Sport Endurance, Inc. business model and produce competing firms or funds.  Likewise, these new competitors could be better capitalized than Sport Endurance, Inc. which could give them a significant advantage.  SEI will also continue to develop new products and marketing concepts.

General Economic Conditions

The financial success of the Company may be sensitive to adverse changes in general economic conditions in the United States, such as recession, inflation, unemployment, and interest rates.  Such changing conditions could reduce demand in the marketplace for the Company’s products and opportunities.  Management believes that the current investment model that they will maintain will insulate the Company from excessive economic conditions.  Nevertheless, Sport Endurance, Inc. has no control over these changes.

Trend in Consumer Preferences and Spending; Possible Fluctuations in Operating Results

The Company’s operating results may fluctuate significantly from period to period as a result of a variety of factors, including purchasing patterns of customers, competitive pricing, debt service and principal reduction payments, and general economic conditions.  There is no assurance that the Company will be successful in marketing any of its products, or that the revenues from the sale of such products will be significant.  Consequently, the Company’s revenues may vary by quarter, and the Company’s operating results may experience fluctuations.

Risks of Borrowing

If the Company incurs indebtedness, a portion of its cash flow will have to be dedicated to the payment of principal and interest on such indebtedness.  Typical loan agreements also might contain restrictive covenants which may impair the Company’s operating flexibility.  Such loan agreements would also provide for default under certain circumstances, such as failure to meet certain financial covenants.  A default under a loan agreement could result in the loan becoming immediately due and payable and, if unpaid, a judgment in favor of such lender which would be senior to the rights of owners of Common Stock of the Company.  A judgment creditor would have the right to foreclose on any of the Company’s assets resulting in a material adverse effect on the Company’s business, operating results or financial condition.

Unanticipated Obstacles to Execution of the Business Plan

The Company’s business plans may change significantly.  Many of the Company’s potential business endeavors are capital intensive and may be subject to statutory or regulatory requirements.  Management believes that the Company’s chosen activities and strategies are achievable in light of current economic and legal conditions with the skills, background, and knowledge of the Company’s principals and advisors.  Management reserves the right to make significant modifications to the Company’s stated strategies depending on future events.

Management Discretion as to Use of Proceeds

The net proceeds from this Offering will be used for the purposes described under “Use of Proceeds.”  The Company reserves the right to use the funds obtained from this Offering for other similar purposes not presently contemplated which it deems to be in the best interests of the Company and its shareholders in order to address changed circumstances or opportunities.  As a result of the foregoing, the success of the Company will be substantially dependent upon the discretion and judgment of Management with respect to application and allocation of the net proceeds of this Offering.  Investors for the Common Stock offered hereby will be entrusting their funds to the Company’s Management, upon whose judgment and discretion the investors must depend.

Control By Management

As of August 15, 2009 the Company’s officers and directors owned approximately 59% of the Company’s outstanding common shares.  Upon completion of this Offering, the Company’s officers and directors will own approximately 54% of the issued and outstanding common shares, and will be able to elect all of the directors and continue to control Company Name.  Investors will own a minority percentage of the Company’s Common Stock and will have minority voting rights.  Investors will not have the ability to control either a vote of the Company’s Shareholders or Board of Directors.  See “PRINCIPAL SHAREHOLDERS”

Dividend Policy

The Company intends to retain any initial future earnings to fund operations and expand the Company’s business.  A holder of Common Stock and Preferred Stock will be entitled to receive dividends only when, as, and if declared by the Board of Directors out of funds legally available therefor.  The Company’s Board of Directors will determine future dividend policy based upon the Company’s results of operations, financial condition, capital requirements, and other circumstances.

No Assurances of Protection for Proprietary Rights; Reliance on Trade Secrets

In certain cases, the Company may rely on trade secrets to protect proprietary technology and processes which the Company has developed or may develop in the future.  There can be no assurances that secrecy obligations will be honored or that others will not independently develop similar or superior technology.  The protection of proprietary technology through claims of trade secret status has been the subject of increasing claims and litigation by various companies both in order to protect proprietary rights as well as for competitive reasons even where proprietary claims are unsubstantiated.  The prosecution of proprietary claims or the defense of such claims is costly and uncertain given the uncertainty and rapid development of the principles of law pertaining to this area.  The Company, in common with other firms, may also be subject to claims by other parties with regard to the use of technology information and data which may be deemed proprietary to others.

Dilution

Purchasers of Shares will not experience dilution of there shares assuming maximum offering proceeds are achieved).  Additional Shares issued by the Company in the future could dilute a purchaser's investment in the Shares.  See “DILUTION.”

Limited Transferability and Liquidity

To satisfy the requirements of certain exemptions from registration under the Securities Act, and to conform with applicable state securities laws, each investor must acquire his Shares for investment purposes only and not with a view towards distribution.  Consequently, certain conditions of the Securities Act may need to be satisfied prior to any sale, transfer, or other disposition of the Shares.  Some of these conditions may include a minimum holding period, availability of certain reports, including financial statements from Sport Endurance, Inc., limitations on the percentage of Shares sold and the manner in which they are sold.  Sport Endurance, Inc. can prohibit any sale, transfer or disposition unless it receives an opinion of counsel provided at the holder’s expense, in a form satisfactory to Sport Endurance, Inc., stating that the proposed sale, transfer or other disposition will not result in a violation of applicable federal or state securities laws and regulations.  No public market exists for the Shares and no market is expected to develop.  Consequently, owners of the Shares may have to hold their investment indefinitely and may not be able to liquidate their investments in Sport Endurance, Inc. or pledge them as collateral for a loan in the event of an emergency.

Broker - Dealer Sales of Shares

The Company’s Common Stock is not presently included for trading on any exchange, and there can be no assurances that the Company will ultimately be registered on any exchange.  The NASDAQ Stock Market, Inc. has recently enacted certain changes to the entry and maintenance criteria for listing eligibility on the NASDAQ SmallCap Market.  The entry standards require at least $4 million in net tangible assets or $750,000 net income in two of the last three years.  The proposed entry standards would also require a public float of at least $1 million shares, $5 million value of public float, a minimum bid price of $2.00 per share, at least three market makers, and at least 300 shareholders.  The maintenance standards (as opposed to entry standards) require at least $2 million in net tangible assets or $500,000 in net income in two of the last three years, a public float of at least 500,000 shares, a $1 million market value of public float, a minimum bid price of $1.00 per share, at least two market makers, and at least 300 shareholders.

No assurance can be given that the Common Stock of the Company will ever qualify for inclusion on the NASDAQ System or any other trading market.  As a result, the Company’s Common Shares are covered by a Securities and Exchange Commission rule that opposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors.  For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale.  Consequently, the rule may affect the ability of broker-dealers to sell the Company’s securities and may also affect the ability of shareholders to sell their shares in the secondary market.

Long Term Nature of Investment

An investment in the Shares may be long term and illiquid.  As discussed above, the offer and sale of the Shares will not be registered under the Securities Act or any foreign or state securities laws by reason of exemptions from such registration which depends in part on the investment intent of the investors.  Prospective investors will be required to represent in writing that they are purchasing the Shares for their own account for long-term investment and not with a view towards resale or distribution.  Accordingly, purchasers of Shares must be willing and able to bear the economic risk of their investment for an indefinite period of time.  It is likely that investors will not be able to liquidate their investment in the event of an emergency.

No Current Market For Shares

There is no current market for the Shares offered in this private Offering and no market is expected to develop in the near future.

Compliance with Securities Laws

The Shares are being offered for sale in reliance upon certain exemptions from the registration requirements of the Securities Act, applicable Nevada Securities Laws, and other applicable state securities laws.  If the sale of Shares were to fail to qualify for these exemptions, purchasers may seek rescission of their purchases of Shares.  If a number of purchasers were to obtain rescission, Sport Endurance, Inc. would face significant financial demands which could adversely affect Sport Endurance, Inc. as a whole, as well as any non-rescinding purchasers.

Offering Price

The price of the Shares offered has been arbitrarily established by Sport Endurance, Inc., considering such matters as the state of the Company’s business development and the general condition of the industry in which it operates.  The Offering price bears little relationship to the assets, net worth, or any other objective criteria of value applicable to Sport Endurance, Inc.

Lack of Firm Underwriter

The Shares are offered on a “best efforts” basis by the officers and directors of Sport Endurance, Inc. without compensation and on a “best efforts” basis through certain NASD registered broker-dealers which enter into Participating Broker-Dealer Agreements with the Company.  Accordingly, there is no assurance that the Company, or any NASD broker-dealer, will sell the maximum Shares offered or any lesser amount.

Projections:  Forward Looking Information

Management has prepared projections regarding Sport Endurance, Inc. anticipated performance.  The Company’s projections are hypothetical and based upon the historical financial performance of the Company, the addition of a sophisticated and well funded marketing plan, and other factors influencing the business of Sport Endurance, Inc.  The projections are based on Management’s best estimate of the probable results of operations of the Company, based on present circumstances, and have not been reviewed by Sport Endurance, Inc. independent accountants. These projections are based on several assumptions, set forth therein, which Management believes are reasonable.  Some assumptions, upon which the projections are based, however, invariably will not materialize due to the inevitable occurrence of unanticipated events and circumstances beyond Management’s control.  Therefore, actual results of operations will vary from the projections, and such variances may be material.  Assumptions regarding future changes in sales and revenues are necessarily speculative in nature.  In addition, projections do not and cannot take into account such factors as general economic conditions, unforeseen regulatory changes, the entry into Sport Endurance, Inc. market of additional competitors, the terms and conditions of future capitalization, and other risks inherent to the Company’s business.  While Management believes that the projections accurately reflect possible future results of Sport Endurance, Inc. operations, those results cannot be guaranteed.

Use Of Proceeds

The Company seeks to raise minimum gross proceeds of $10,000 and maximum gross proceeds of $5,000,000 from the sale of shares in this Offering.  The Company intends to apply these proceeds substantially as set forth herein, subject only to reallocation by Management in the best interests of the Company.

Sources

	Maximum Amount	Percent of Proceeds	Minimum Amount	Percent of Proceeds
Proceeds From Sale of Shares	$7,500	100%	$5,000	100%

Application of Proceeds

Offering Expenses (1)	$1,000	0.06%	$500	1%
Commissions (2)	$750	10.%	$0.00	0%

Total Offering Expenses & Fees	$1,750	10.06%	$500	1%
Net Offering Proceeds	$5,750	89.%	$4,500	90%

Legal	$2,250	20%	$2,500	55%
Marketing	$0	8%	$0.0	0%
Accounting	$3,500	72%	$2,500	55%
Total Application of Proceeds	$7,500	100%	$5,000	100%

Footnotes:

(1) Includes estimated memorandum preparation, filing, printing, legal, accounting and other fees and expenses related to the Offering

(2) This Offering is being sold by the officers and directors of the Company, who will not receive any compensation for their efforts.  No sales fees or commissions will be paid to such officers or directors.  Shares may be sold by registered broker or dealers who are members of the NASD and who enter into a Participating Dealer Agreement with the Company.  Such brokers or dealers may receive commissions up to ten percent (10%) of the price of the Shares sold.

Management

Principals of the Company

•	Robert L. Timothy, Director, President and Chief Executive Officer.
•	Ronald Schuurman, is the Chief Officer Financial Officer, Treasurer

Robert L. Timothy, President, Chairman of the Board, CEO

Robert is a registered representative holding both his series 7 and 63 licenses. Robert worked at Fidelity Investments for 9 years as a Financial Planner. He was a stock, options, mutual fund, and bond trader during this time. Robert worked 4 years in the specialized Private Access department of Fidelity where he was responsible for account maintenance, trading, portfolio planning and customer relations for Fidelity’ s high net worth clients.

Robert is primarily responsible for formulating the Company’s strategic plan, developing marketing strategies and new product concepts, establishing distribution channels, analyzing branding initiatives, developing new licensing opportunities, recruiting and developing key executives for the organization and sourcing capital to ensure the continued growth of the Company.

Ronald Schuurman, Chief Financial Officer

Ron is a management professional with 25 years experiences in sales, marketing and procurement. He has worked for several major retail chains as well as a regional market.

Ron spent 22 years with Smith’s Food & Drug as a supervisor where he was responsible for merchandising and operations for all non-perishable departments. He also developed and ran corporate sponsorship for the Albuquerque International Balloon Fiesta for 12 consecutive years. He trained, coached and developed people to take on higher positions: clerks to assistants, then to managers, then to store managers.

Ron spent 2 ½ years as a pricing and assortment manager for Winn-Dixie Stores, Inc. where he was responsible for product selection, pricing and developing promotions. Ron was responsible for rolling the price impact stores (Save Rite) 62 stores in 3 states. Ron developed a stand-alone back-to-school program that increased sales over the prior year by 8%.

Management Compensation

There is no accrued compensation that is due any member of Management.  No directors who are members of Management will receive any director’s fees.  Each director will be entitled to reimbursement of expenses incurred while conducting Company business.  Each director may also be a shareholder in the Company and as such will share in the profits of the Company when and if dividends are paid. Management reserves the right to reasonably increase their salaries assuming the business is performing profitably and Company revenues are growing on schedule. Any augmentation of these salaries will be subject to the profitability of the Business and the effect on the Business cash flows.  Current and projected Management salaries for the next 12 months are:

Robert L. Timothy, President, CEO, and Chairman of the Board:
Current: $ none
Projected 12 months:  $none

Ronald Schuurman  Chief Financial Officer, Treasurer
Current: $ none
Projected 12 months: $none

Board of Directors

The Company will establish a Board of Directors, which includes highly qualified business and industry professionals after his diligence has been completed.  The Board of Directors will assist the Management team in making appropriate decisions and taking effective action; however, they will not be responsible for Management decisions. Currently there is one Director:

Robert Timothy, age 33,

Dilution

The purchasers of the Preferred Shares offered by this Memorandum not will experience an dilution of their investments.  There are 90,000,000 authorized shares of Common Stock of the Company of which 29,200,000 shares are currently issued and outstanding.  There are 10,000,000 authorized shares of preferred stock of the company of which no preferred shares are currently issued and outstanding. The net tangible book value per share of the Company’s Common Stock was approximately $0.001 at August 15, 2009. Net tangible book value per share of Common Stock is equal to the Company’s total tangible assets less its total liabilities, divided by the total number of outstanding shares of Common Stock.  Upon completion of this Offering, the net tangible book value for the Shares which are now outstanding will be increased with corresponding dilution for the Shares sold to investors.

The following reflects the dilution to be incurred by the investors.  “Dilution” is determined by subtracting the net tangible book value per Common Share after the Offering from the Offering price.  If the expected maximum number of preferred Shares offered hereby are sold, of which there can be no assurance, there will be 29,200,000 Shares of the Company’s Common Stock outstanding with net tangible book value of approximately $0.001 per Share.  This represents no increase in net tangible book value from $0.001 Share to existing shareholders and an no dilution from $0.001 to $0.001 per Share to purchasers of Shares in this Offering.

Principal Shareholders

The following table contains certain information as of August 15, 2009 as to the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each person who is a Director of the Company, (iii) all persons as a group who are Directors and Officers of the Company, and as to the percentage of the outstanding shares held by them on such dates and as adjusted to give effect to this Offering.

	Current		After Offering

Name and Position	Shares	Percentage	(Mim/max) Percentage

Robert Timothy	34,200,000	54%
Calbridge, Capital	21,000,000	37%
SLC AIR, INC.	5,000,000	19%

Certain Transactions

Stock Option Agreements

The Company has entered into stock option agreements with the following individuals and companies:

There are no stock option agreements at this time.

Litigation

The Company is not presently a party to any material litigation, nor to the knowledge of Management is any litigation threatened against the Company which may materially affect the business of the Company or its assets.

Description of Shares

The Shares offered hereby are 3,000,000 shares of Preferred Shares, $0.001 par value.  The Company’s authorized capital consists of 90,000,000 shares of Common Stock, with par value $.001. 29,200,000 shares of Common Stock are currently issued and outstanding. The Company’s authorized capital consists also of 10,000,000 shares of Preferred Shares, with par value $.001 there are no Preferred shares currently issued and outstanding. Upon completion of the Offering, between 1,000,000 and 3,000,000 shares of Preferred shares will be issued and outstanding.  The preferred shares convert as follows; one share of preferred stock converts to three shares of common.

The shares of Preferred Shares convert on a ratio of one preferred share is equal to three common shares. Upon completion of the Offering, the Common Stock and preferred stock will comprise the only two classes of capital stock that the Company will have issued and outstanding upon close of the Offering.

Shares of Preferred are redeemable and have conversion rights.  The Shares currently outstanding are, and the Shares to be issued upon completion of this Offering will be, fully paid and nonassessable.

In the event of the dissolution, liquidation or winding up of the Company, the assets then legally available for distribution to the holders of the Company’s shares of stock will be distributed ratably among such holders in proportion to their shareholdings.

Holders of Common and Preferred Shares are only entitled to dividends when, as and if declared by the Board of Directors out of funds legally available therefore.  The Company has never paid any such dividends.  Future dividend policy is subject to the discretion of the Board of Directors and will depend upon a number of factors, including among other things, the capital requirements and the financial condition of the Company.

Transfer Agent and Registrar

The Company will act as its own transfer agent and registrar for its shares of Common and preferred shares at this time.

Plan of Placement

The Shares are offered directly by officers and directors of the Company on the terms and conditions set forth in this Memorandum.  Shares may also be offered by NASD brokers and dealers.  The Company is offering the Shares on a “best efforts” basis.  The Company will use its best efforts to sell the Shares to investors.  There can be no assurance that all or any of the Shares offered will be sold.

Escrow of Subscription Funds

Commencing on the date of this Memorandum all funds received by the Company in full payment of subscriptions for Shares will not be deposited in an escrow account. The Company has set a minimum offering proceeds figure of $5,000 for this Offering. The Company has not established an Investment Holding.  At least 2,000,000 Shares must be sold for $5,000 before such proceeds will be released from the escrow account and utilized by the Company.  After the minimum number of Shares are sold, all subsequent proceeds from the sale of Shares will be delivered directly to the Company and be available for its use. Subscriptions for Shares are subject to rejection by the Company at any time.

How to Subscribe for Shares

A purchaser of Shares must complete, date, execute, and deliver to the Company the following documents, as applicable, all of which are included in Part C:

1.  An Investor Suitability Questionnaire;

2.  An original signed copy of the appropriate Subscription Agreement; and

3.  A check payable to “Sport Endurance, Inc.” in the amount of $.0025 per Share for each Share purchased as called for in the Subscription Agreement (minimum purchase 2,000,000 Shares or $5,000).

Purchasers of Shares will receive an Investor Subscription Package containing an Investor Suitability Questionnaire and two copies of the Subscription Agreement.

Subscriber may not withdraw subscriptions that are tendered to the Company (Florida and Pennsylvania Residents See NASAA Legend in the front of this Memorandum for important information).

Additional Information

Each prospective investor may ask questions and receive answers concerning the terms and conditions of this offering and obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense, to verify the accuracy of the information provided in this Memorandum.  The principal executive offices of the Company are located at SPORT ENDURANCE, INC. 2620 South Maryland Parkway #819 Las Vegas, Nevada 89109 Tel.: (877) 255-9218

BUSINESS PLAN

GENERAL INFORMATION ABOUT OUR COMPANY
Sport Endurance, Inc. (SEI) is a private Nevada corporation We provide high quality and great tasting energy drinks and energy shots.

Sport Endurance, Inc. develops, manufactures markets and distributes quality beverage, snacks and dietary supplements products throughout the United States.  The company has set out to develop an energy drink with a positive, non-offensive name, award-winning taste and unbeatable price.

The company offers its Shocking Great Taste energy drinks in 6 flavors. Mango Cream, Raspberry Cream, Fruit Punch, Tropical, Doo Drop and Cran-Grape. The company offers regular and sugar free versions of its best selling Mango Cream flavor.  In January 2009, In September of 2009 Sport Endurance will launched its sugar free energy shots. Offered in 4 flavors, Mango, Tropical, Fruit Punch and Raspberry.

History
Sport Endurance, Inc. (the "Company" or the "Registrant") was formerly know as Cayenne Construction, Inc. and was originally incorporated in the State of Nevada on January 1, 2001. The Company was in the business of reselling concrete.  On July 28, 2009, the board of directors of the Company revived the corporation for the purpose of developing the business of Sport Endurance, Inc.  The revival was completed by the filing of an application for Revival with the Secretary of State of Nevada on July 29, 2009.  The Company changed its name on August 6, 2009 to Sport Endurance, Inc. for marketing reasons.  Robert Timothy became the sole Director and on August 15, 2009.  The company provides high quality and great tasting energy drinks and energy shots.

Marketing Strategies

Energy drink industry

Today’s 24/7 life styles are driving the sales of energy drinks. The market for energy-boosting beverages has ballooned by more than 400% over the past five years. Sales have grown from $1.2 billion in 2002 to an estimated $6.6 billion in 2007. Market research firm Packaged Facts, also projects that the Energy Drink market will reach $9.3 billion by 2011.

This market is very much lifestyle driven, especially by young, image-conscious adults, who see these drinks as a kind of fashion accessory.  Early in energy drink history, athletes were the primary consumers. In today’s world, athletes are still a strong target market. However, the consumer base for energy drinks has now expanded beyond that of simply athletes. From Clubbers, Video-gamers, Extreme Sports enthusiasts to everyday sleep deprived parents looking for a pick me up in the morning while at home or work.

The demand for energy drinks could be a direct result of people’s lives becoming busier. As people fill their lives to capacity and then add even more responsibilities, the daily schedules can become quite overwhelming, leaving little time for rest, relaxation, or sleep. All of this activity causes stress and fatigue, but there is no time to stop for a moment and recharge the batteries. As a result, people often turn to stimulants to keep them going throughout the day and give them the energy they need to complete everything they need to do. Energy drinks are one of the more popular “stimulants” because they are quick and easy, and most have few recognizable negative side effects.

Competition.

Top energy drink companies and market share.
Red Bull-36.9%, Monsteer17.4%, Rockstar- 9.6%, Full Throttle-5.2%, Amp-3.6%, Java Monster-3.3%, Sobe No Fear-2.3% and NOS-2.0%

Source: Information Resources Inc. Chicago. Total U.S. Food, drug, mass merchandise (excluding Walmart), and convenience stores of the 52 weeks ending June 15th, 2008.

Strategy and Implementation Summary

The unique aspects of our business include competing against Energy Drink giants Red Bull, Monster and Rockstar. On top of this there are close to 300 energy drinks that saturate the market. In order to compete with the energy drink companies, we know we must have the complete marketing package.

Marketing concept

Sport Endurance's competitive edge emphasizes the importance of having quality products and a superior brand. Below is a breakdown of the keys to success and what makes Sport Endurance different from its competitors.

Name

Sport Endurance's products tailor towards healthy lifestyles. Our name, "Sport Endurance" encourages healthy living, good sportsmanship and fun. Much of our competition uses names that promote sex, drugs and violence.

Products

Sport Endurance will offer more than just energy drinks and energy shots. These two products are however our main staple of business.  Sports Enduarance drinks will not contain high fructose corn syrup. Sport Endurance drinks are made with real sugar.

Branding

In order to have a superior brand, Sport Endurance needs to attract nationwide attention. To accomplish this, marketing campaigns will run conventional T.V. and Radio advertising to our targeted markets. These same T.V. commercials will also be run before blockbuster movies at the cinemas.  We also plan in the future to do promotions on 1320 KFAN and on KJAZZ television during the NBA playoffs.

Although conventional marketing is effective, we know that an even more effective way to grow our brand is through the various sales forces of Distributors across the nation. Sport Endurance has put an incentive package in place for every distributor that encourages distributor sales associates to push Sport Endurance products.

Sport Endurance also selectively sponsors events like UFC and MMA fights, X-games events.

Price of product.

Values of energy drinks have increased by the fact that energy drinks command a substantial premium over other soft drinks. The average everyday price of an energy drink is $2.29 a can. Sport Endurance drinks retail at an 2 cans for $3.00. Promotional prices will see prices as low as $1.00 a can.

The average retail price of energy shots is $2.99 a bottle.  Our suggested retail will be the same as the average, $2.99. Sport Endurance gives the  consumers a far superior tasting product with an additional 25% of product included (2.5 oz cans compared to 2.0 oz cans).  These prices still give Sport Endurance and our buyers the profit margins expected.

Distributor, Retail and Customer Incentives

Sport Endurance will withholds 15% of gross sales to be given to our buyers as adverting in the following concepts: Car, ATV, Wave-runner giveaways, Cash rebates, Slotting fees

Marketing Strategy

Sport Endurance’s marketing plan focuses on Brand development and Distributor/Retail relationships.

There are many avenues to get Sport Endurance products into consumer’s hands. Some retailers require the use of a distributor, others are big enough that they self distribute. The majority of our business will come from convenience stores. Most convenience stores use fulfillment houses because they need smaller quantifies more often due to the size of their stores. Whatever the need, Sport Endurance’s sales reps can quickly recognize the need and provide a customized solution to supply the convenience stores.

Sport Endurance’s national marketing campaign includes 2 segments:

Segment 1: Retailers and Distributors

•	Capitalizing on existing relationships

•	Printed media: This includes monthly newsletters with incentives, updates in the market, pricing and new products.

•	One on One relationships with Sport Endurance sales reps

•	Convention participation (NACS)

•	Maintain website

Segment 2: Consumers

•	Advertising on with NASCAR

•	Radio commercials

•	Television commercials: MTV and ESPN networks (MTV, CMT, Comedy Central, Spike TV and ESPN 1 and 2).

•	Sampling at large events: Nascar, UFC fights, X-games, State Fairs, pro and college sports events, balloon festival

•	Commercials before Cinemark movies

•	Maintain awesome web site

Sales Strategy

Sport Endurance’s Sales strategy is broken up into three parts, Distributor Sales, Retail Sales, or a combination of the two.

Distributor Sales Distributor sales are the foundation of the marketing concept. Once distributor has our product, our products are available for purchase to all retail and convenience stores in the distributor’s territory.

Sport Endurance’s will employee sales representatives that will build long lasting relationships with each distributor and their sales force through creative and specific sales incentives.

Sport Endurance Distributor Sales Teams

Sport Endurance’s Distributor sales force is broken up into Territories in the United States. Each Territory has 2 team members who work together. One will be a senior or lead member; the other will be a junior member. Their responsibilities include minimum quarterly visits to each distributor, delivery of incentive prizes to the sales force and going on ride alongs with the sales force. Compensation will be done on 100% commission.

Trademarks and Copyrights

Sport Endurance is not trademarked. Our management considers copyrights, service marks, trademarks, trade secrets and similar intellectual property critical to our business, so we intend to take steps to protect our intellectual property rights. However, effective trademark, service mark, copyright and trade secret protection may not be available in every country where we intend to sell our products

Employees

As of August 15, 2009, we have 3 employees.

DESCRIPTION OF PROPERTY

We sublease approximately 3,000 square feet of office space located at 2620 South Maryland Parkway #819 Las Vegas, Nevada 89109 for our principal executive office. This is month to month and the space is provide by our President Robert Timothy for no charge.

Principal Factors Affecting Our Financial Performance

We believe that the following factors will continue to affect our financial performance: The ability to obtain new business, our ability to expand our business through our distributor marketing concepts, we cannot predict the effect that any future legislation or regulation may have on our business operations, development and financial condition.

Change in Applicable Federal Laws and Regulations on Distributor  Relationship

We intend to expand our business via establishing distributors for our product across the country, and a portion of our future growth is dependent upon new distributors which promote our concept and reputation. As a result, we are subject to laws and regulations applicable to distributors across the country..  To date, we have not set up any distributors in the United States, we however cannot predict the effect that any future legislation or regulation may have on our business operations, development and financial condition.

Impact of Laws and Regulations on Internet Marketplace

Because we are initiating our sales via the Internet, it is possible that we will be subject to a number of laws and regulations that may be adopted with respect to the Internet marketplace, covering issues such as, pricing, content and quality of products and services, taxation, advertising, intellectual property rights and information security. The uncertainty related to the application of many existing laws to the Internet marketplace creates uncertainty to our business development.

Plan of Operations

We believe the market for energy drinks in the United States will stay robust in the next twelve (12) months.   We plan to continue to expand our operations nationwide through the Sport Endurance marketing concept. Currently, our business operations are focused on convenience stores

Critical Accounting Policies

Estimates: Our discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. By their nature, these estimates and judgments are subject to an inherent degree of uncertainty. We review our estimates on an on-going basis, including those primarily related to guarantee obligations, the fair value of stock-based compensation and valuations on deferred tax assets. We base our estimates on our historical experience, knowledge of current conditions and our beliefs of what could occur in the future considering available information. Actual results may differ from these estimates, and material effects on our operating results and financial position may result. We believe the following critical accounting policies involve our more significant judgments and estimates used in the preparation of our financial statements.

Revenue Recognition: We generate revenue through subscriptions and recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB104”), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (“SAB101”).  SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured.  Determination of criteria (3) and (4) are based are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.  Provisions for discounts and other adjustments are provided for in the same period the related sales are recorded. To date there these provisions have been insignificant. Deferred revenue consists of up front application fees received from customers during the underwriting process which are deferred over the contract period.

 Long-lived Assets: We continually monitor and review long-lived assets, including fixed assets and intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of any such asset may not be recoverable. The determination of recoverability is based on an estimate of the cash flows expected to result from the use of an asset and its eventual disposition. The estimate of cash flows is based upon, among other things, certain assumptions about expected future operating performance, growth rates and other factors. If the sums of the cash flows are less than the carrying value, we recognize an impairment loss, measured as the amount by which the carrying value exceeds the fair value of the asset.

 Accounting for Income Taxes: We follow SFAS No. 109, “Accounting for Income Taxes” (“SFAS 109”) for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Upon incorporation, we adopted FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes,” which prescribes a comprehensive model for the financial statement recognition, measurement, classification and disclosure of uncertain tax positions. The adoption and continued application did not have an impact on the Company’s financial statements.

Stock-Based Compensation: We follow SFAS No. 123(R), "Share Based Payment," which establishes standards for the accounting of all transactions in which an entity exchanges its equity instruments for goods or services, including transactions with non-employees and employees. SFAS No. 123(R) requires an entity to measure the cost of non-employee and employee services received in exchange for an award of equity instruments, including stock options, based on the grant date fair value of the award, and to recognize it as compensation expense over the period service is provided in exchange for the award, usually the vesting period. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in our statement of operations.

Our accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of Emerging Issues Task Force (“EITF”) 96-18, “Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”.  The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor's performance is complete.  In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the service period.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS 141(R)”), which replaces FAS 141. SFAS 141(R) establishes principles and requirements for how an acquirer in a business combination recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any controlling interest; recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141(R) is to be applied prospectively to business combinations.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP. The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process. The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS 162 is effective 60 days following the SECs approval of PCAOB Auditing Standard No. 6, Evaluating Consistency of Financial Statements (AS/6). The adoption of SFAS 162 is not expected to have a material impact on the Company’s financial position.

In May 2009, the FASB issued SFAS 165, “Subsequent Events”, (“SFAS 165”), which establishes general standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statement are issued or available to be issued. In particular, SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements’ and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. It is effective for interim and annual periods ending after June 15, 2009. We are currently reviewing the effect, if any; the proposed guidance will have on its financial statements.

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SPORT ENDURANCE, INC.
Subscription Agreement

Sport Endurance, Inc.
2620 South Maryland Parkway #819
Las Vegas, Nevada 89109

Gentlemen:

You have informed the undersigned (the “Purchaser”) that Sport Endurance, Inc., a Nevada corporation, (the “Company”) wishes to raise a minimum of Five Thousand Dollars ($5,000) and a maximum of Seven Thousand Five Dollars ($7,500) from various persons by selling up to 2,000,000 shares of the Company’s Preferred Stock, $0.001 par value (the “Shares”), at a price of $0.0025 per Share. The preferred shares convert as follows; one share of preferred stock converts to three shares of common.

I have received, read, and understand the Limited Offering Memorandum dated August 15, 2009 (the “Memorandum”).  I further understand that my rights and responsibilities as a Purchaser will be governed by the terms and conditions of this Subscription Agreement, the Memorandum and the Shares (the “Share Documents”).  I understand that you will rely on the following information to confirm that I am an “Accredited Investor”, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or one of 35 Non-Accredited Investors that will be allowed to purchase Shares in this Offering (subject to Company approval), and that I am qualified to be a Purchaser.

This Subscription Agreement is one of a number of such subscriptions for Shares.  By signing this Subscription Agreement, I offer to purchase and subscribe from the Company the number of Shares set forth below on the terms specified herein.  The Company reserves the right, in its complete discretion, to reject any subscription offer or to reduce the number of Shares allotted to me.  If this offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to me. I understand that commencing on the date of this Memorandum all funds received by the Company in full payment of subscriptions for Shares will not be deposited in an escrow account. The Company has set a minimum offering proceeds figure of $5,000 for this Offering. At least 2,000,000 Preferred Shares must be sold for $5,000.00 before such proceeds will be released from the escrow account and utilized by the Company.  After the minimum number of Shares are sold, all proceeds from the sale of Shares will be delivered directly to the Company and be available for its use.

1.  Accredited Investor.  I am an Accredited Investor because I qualify within one of the following categories:

Please Check The Appropriate Category

_____  $1,000,000 Net Worth.
A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000.

______________
Purchaser’s Initials

_____  $200,000/$300,000 Income.
A natural person who had an individual income in excess of $200,000 (including contributions to qualified employee benefit plans) or joint income with such person’s spouse in excess of $300,000 per year in each of the two most recent years and who reasonably expects to attain the same individual or joint levels of income (including such contributions) in the current year.

_____  Director or Officer of Issuer.
Any director or executive officer of the Company

_____  All Equity Owners In Entity Are Accredited.
An entity, (i.e. corporation, partnership, trust, IRA, etc.) in which all of the equity owners are Accredited Investors as defined herein.

_____  Corporation.
A corporation not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

_____  Other Accredited Investor.
Any natural person or entity which qualifies as an Accredited Investor pursuant to Rule 501(a) of Regulation D promulgated under the Act;  specify basis for qualification:

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

______One of 35  Non-Accredited Investors that may be allowed to invest in the offering

2.  Representations and Warranties.  I represent and warrant to the Company that:

(a) I (i) have adequate means of providing for my current needs and possible contingencies and I have no need for liquidity of my investment in the Shares,  (ii) can bear the economic risk of losing the entire amount of my investment in Shares, and  (iii) have such knowledge and experience that I am capable of evaluating the relative risks and merits of this investment; (iv) the purchase of Shares is consistent, in both nature and amount, with my overall investment program and financial condition.

(b)  The address set forth below is my true and correct residence, and I have no intention of becoming a resident of any other state or jurisdiction.

(c)  I have not utilized the services of a “Purchaser Representative” (as defined in Regulation D promulgated under the Securities Act) because I am a sophisticated, experienced investor, capable of determining and understanding the risks and merits of this investment.

______________
Purchaser’s Initials

(d) I have received and read, and am familiar with the Share Documents, including the Memorandum and the forms of certificate for Shares.  All documents, records and books pertaining to the Company and the Shares requested by me, including all pertinent records of the Company, financial and otherwise, have been made available or delivered to me.

(e) I have had the opportunity to ask questions of and receive answers from the Company’s officers and representatives concerning the Company’s affairs generally and the terms and conditions of my proposed investment in the Shares.

(f) I understand the risks implicit in the business of the Company.  Among other things, I understand that there can be no assurance that the Company will be successful in obtaining the funds necessary for its success.  If only a fraction of the maximum amount of the Offering is raised, the Company may not be able to expand as rapidly as anticipated, and proceeds from this Offering may not be sufficient for the Company’s long term needs.

(g) Other than as set forth in the Memorandum, no person or entity has made any representation or warranty whatsoever with respect to any matter or thing concerning the Company and this Offering, and I am purchasing the Shares based solely upon my own investigation and evaluation.

(h)  I understand that no Shares have been registered under the Securities Act, nor have they been registered pursuant to the provisions of the securities or other laws of applicable jurisdictions.

(i) The Shares for which I subscribe are being acquired solely for my own account, for investment and are not being purchased with a view to or for their resale or distribution.  In order to induce the Company to sell Shares to me, the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Shares by anyone but me.

(j)  I am aware of the following:

(i)The Shares are a speculative investment which involves a high degree of risk; and

(ii) My investment in the Shares is not readily transferable; it may not be possible for me to liquidate my investment.

(iii) The financial statements of the Company have merely been compiled, and have not been reviewed or audited.

(iv) There are substantial restrictions on the transferability of the Shares registered under the Securities Act; and

______________
Purchaser’s Initials

(v) No federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares;

(k)  Except as set forth in the Memorandum, none of the following information has ever been represented, guaranteed, or warranted to me expressly or by implication, by any broker, the Company, or agents or employees of the foregoing, or by any other person:

(i) The appropriate or exact length of time that I will be required to hold the Shares;

(ii) The percentage of profit and/or amount or type of consideration, profit, or loss to be realized, if any, as a result of an investment in the Shares; or

(iii) That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase of Shares;

(iv) The amount of dividends or distributions that the Company will make;

(l)  I have not distributed the Memorandum to anyone, no other person has used the  Memorandum, and I have made no copies of the Memorandum; and

(m)  I hereby agree to indemnify and hold harmless the Company, its officers, directors, and representatives from and against any and all liability, damage, cost or expense, including reasonable attorneys fees, incurred on account of or arising out of:

(i)  Any inaccuracy in the declarations, representations, and warranties set forth above;

(ii)  The disposition of any of the Shares by me which is contrary to the foregoing declarations, representations, and warranties; and

(iii)  Any action, suit or proceeding based upon  (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the Shares.

(n)  By entering into this Subscription Agreement, I acknowledge that the Company is relying on the truth and accuracy of my representations.

The foregoing representation and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the delivery of the funds to the Company and shall survive such delivery.  If, in any respect, such representations and warranties are not true and accurate prior to delivery of the funds, I will give written notice of the fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

______________
Purchaser’s Initials

3. Transferability.  I understand that I may sell or otherwise transfer my Shares only if registered under the Securities Act or I provide the Company with an opinion of counsel acceptable to the Company to the effect that such sale or other transfer may be made in absence of registration under the Securities Act.  I have no right to cause the Company to register the Shares.  Any certificates or other documents representing my Shares will contain a restrictive legend reflecting this restriction, and stop transfer instructions will apply to my Shares.

4.  Indemnification.  I understand the meaning and legal consequences of the representations and warranties contained in Paragraph 2 hereof, and I will indemnify and hold harmless the Company, its officers, directors, and representatives involved in the offer or sale of the Shares to me, as well as each of the managers and representatives, employees and agents and other controlling persons of each of them, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of mine contained in this Subscription Agreement.

5.  Revocation.  I will not cancel, terminate or revoke this Subscription Agreement or any agreement made by me hereunder and this Subscription Agreement shall survive my death or disability.

6.  Termination of Agreement.  If this subscription is rejected by the Company, then this Subscription Agreement shall be null and void and of no further force and effect, no party shall have any rights against any other party hereunder, and the Company shall promptly return to me the funds delivered with this Subscription Agreement.

7.  Miscellaneous.

(a)  This Subscription Agreement shall be governed by and construed in accordance with the substantive law of the State of Nevada.

(b)  This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in writing and executed by all parties.

8.  Ownership Information.  Please print here the total number of Shares to be purchased, and the exact name(s) in which the Shares will be registered.

Total Shares:_________________

Name(s):_____________________________________________________________________________________________________
_____  Single Person
_____  Husband and Wife, as community property
_____  Joint Tenants (with right of survivorship)
_____  Tenants in Common
_____  A Married Person as separate property
_____  Corporation or other organization
_____  A Partnership
_____  Trust
_____  IRA

______________
Purchaser’s Initials

_____  Tax-Qualified Retirement Plan
(i)  Trustee(s)/ Custodian___________________________________________________________________________________
(ii)  Trust Date___________________________________________________________________________________________
(iii)  Name of Trust________________________________________________________________________________________
(iv)  For the Benefit of______________________________________________________________________________________

_____ Other:__________________________________________________________________________________________________
                        (please explain)

Social Security or Tax I.D.#:_______________________________________________________________________________________

Residence Address:

____________________________________________________________________________________________________________
              Street Address

____________________________________________________________________________________________________________
              City                                         State                   Zip

Mailing Address:  (Complete only if different from residence)

____________________________________________________________________________________________________________
Street Address  (If P.O.Box, include address for surface delivery if different than residence)

____________________________________________________________________________________________________________
               City                                           State                    Zip

Phone Numbers

Home: (_______)_____________________

Business: (_______)__________________

Facsimile: (_______)__________________

______________
Purchaser’s Initials

9.  Date and Signatures.   Dated ______________________________, 2009.

Signatures	Purchaser Name (Print)

___________________________________	___________________________________

___________________________________	___________________________________
(Each co-owner or joint owner must sign - Names must be signed exactly as listed under “Purchaser Name”)

ACCEPTED:

Sport Endurance, Inc.

By:  /s/ Robert L. Timothy                                                      Dated: August 20, 2009
Robert L. Timothy
Chairman

______________
Purchaser’s Initials

SPORT ENDURANCE, INC.

Investor Suitability Questionnaire

To:  Prospective purchasers of Shares of Preferred Stock (the “Shares”) offered by SPORT ENDURANCE, INC. (the “Company”).

The Purpose of this Questionnaire is to solicit certain information regarding your financial status to determine whether you are an “Accredited Investor,” as defined under applicable federal and state securities laws, and otherwise meet the suitability criteria established by the Company for purchasing Shares.  This questionnaire is not an offer to sell securities.

Your answers will be kept as confidential as possible.  You agree, however, that this Questionnaire may be shown to such persons as the Company deems appropriate to determine your eligibility as an Accredited Investor or to ascertain your general suitability for investing in the Shares.

Please answer all questions completely and execute the signature page

A.  Personal

1.  Name:_________________________________________________________________________________________________________________

2.  Address of Principal Residence:_____________________________________________________________________________________________

_______________________________________________________________________________________________ County:__________________

3.  Residence Telephone:  (______)_____________________

4.  Where are you registered to vote?____________________________________________________________________________________________

5.  Your driver’s license is issued by the following state:______________________________________________________________________________

6.  Other Residences or Contacts:  Please identify any other state where you own a residence, are registered to vote, pay income taxes, hold a driver’s license or have any other contacts, and describe your connection with such state:

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

7.  Please send all correspondence to:

(1)_____ Residence Address (as set forth in item A-2)

(2)_____  Business Address (as set forth in item B-1)

8.  Date of Birth:_____________________________________________________________________________________________________________

9.  Citzenship:_______________________________________________________________________________________________________________

10.  Social Security or Tax I.D. #:_________________________________________________________________________________________________

B.  Occupations and Income

1.  Occupation:___________________________________________________________________________________________

(a)  Business Address:___________________________________________________________________________

____________________________________________________________________________________________

(b)  Business Telephone Number: (______)_________________

2.  Gross income during each of the last two years exceeded:

(1)_____$25,000                  (2)_____$50,000

(3)_____$100,000                (4)_____$200,000

3.  Joint gross income with spouse during each of the last two years exceeded $300,000

(1)_____Yes                        (2)_____No

4.  Estimated gross income during current year exceeds:

(1)_____$25,000                  (2)_____$50,000

(3)_____$100,000                (4)_____$200,000

5.  Estimated joint gross income with spouse during current year exceeds $300,000

(1)_____Yes                        (2)_____No

C.  Net Worth

1.  Current net worth or joint net worth with spouse (note that “net worth” includes all of the assets owned by you and your spouse in excess of total liabilities, including the fair market value, less any mortgage, of your principal residence.)

(1)_____$50,000-$100,000 (2)_____$100,000-$250,000 (3)_____$250,000-$500,000

(4)_____$500,000-$750,000 (5)_____$750,000-$1,000,000 (6)_____over $1,000,000

2.  Current value of liquid assets (cash, freely marketable securities, cash surrender value of life insurance policies, and other items easily convertible into cash) is sufficient to provide for current needs and possible personal contingencies:

(1)_____Yes                         (2)_____No

D.  Affiliation with the Company

Are you a director or executive officer of the Company?

(1)_____Yes                         (2)_____No

E.  Investment Percentage of Net Worth

If you expect to invest at least $150,000 in Shares, does your total purchase price exceed 10% of your net worth at the time of sale, or joint net worth with your spouse.

(1)_____Yes                         (2)_____No

F.  Consistent Investment Strategy

Is this investment consistent with your overall investment strategy?

(1)_____Yes                         (2)_____No

G.  Prospective Investor’s Representations

The information contained in this Questionnaire is true and complete, and the undersigned understands that the Company and its counsel will rely on such information for the purpose of complying with all applicable securities laws as discussed above.  The undersigned agrees to notify the Company promptly of any change in the foregoing information which may occur prior to any purchase by the undersigned of securities from the Company.

Prospective Investor:

_______________________________________	Date:________________, 2009
Signature

_______________________________________
Signature (of joint purchase if purchase is to be made as joint tenants or as tenants in common)